Jack-up rigs	12 Months Ended
Dec. 31, 2019
Jack-up rigs [Abstract]
Jack-up rigs
Note 12 – Jack-up rigs

Set forth below is the carrying value of our jack-up rigs

	As of December 31,
(In $ millions)	2019	2018
Opening balance	2,278.1	783.3
Additions	100.5	307.5
Transfers from newbuildings (note 13)	420.9	1,275.7
Depreciation and amortization	(99.7)	(69.6)
Disposals	(2.1)	(18.8)
Reclassification to asset held for sale	(3.0)	-
Impairment	(11.4)	-
Total jack-up rigs	2,683.3	2,278.1

In addition, the Company recorded a depreciation charge of $1.7 million for the full year 2019 related to property, plant and equipment ($9.9 million in 2018 and $nil in 2017).

The following presents the net book value of our jack-up rigs by geographic area as of December 31, 2019 and 2018:

	As of December 31,
(In $ millions)	2019	2018
Middle East	40.7	42.0
Europe	297.3	320.0
West Africa	646.1	203.0
Mexico	721.1	-
South East Asia	978.1	1,713.1
Total	2,683.3	2,278.1

Impairment assessment of jack-up rigs

Jack-up drilling rigs are reviewed for impairment, whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Management identified indications of impairment for the years ended December 31, 2019, 2018 and 2017 and tested recoverable amounts of jack-up drilling rigs.

Future cash flows expected to be generated from the use or eventual disposal of the assets are estimated to determine the amount of impairment, if any. Estimating future cash flows requires management to make judgments regarding long-term forecasts of future revenues and costs. Significant changes to these assumptions could materially alter our calculations and may lead to impairment.

In estimating future cash flows of the jack-up rigs, management has assumed that revenue levels and utilization will be at lower levels in 2020 and thereafter start to increase, ultimately reaching revenue levels and utilization in the lower quartile observed in the jack-up market in the last 10 years.

The Company recognized an impairment of $11.4 million, $nil and $26.7 million for the years ended December 31, 2019, 2018 and 2017, respectively, relating to the “Eir” in 2019 and “Brage” and “Fonn” in 2017. The “Eir” was impaired as a result of entering into a sale agreement, which resulted in us reducing the book value to the expected sale value less cost of sale. “Brage” and “Fonn” were in 2017 impaired down to the expected scrap value less cost of disposals. The two rigs were disposed of in 2018.

As of December 31, 2019, the sale of the “Eir” is yet to be concluded. We consider the held for sale presentation to be achieved and the “Eir” is classified within jack-up drilling rigs as held for sale.

A scenario with a 10% decrease in day rates used when estimating undiscounted cash flows would result in $1.0 million shortfall between the undiscounted cash flow and $21.8 million carrying value for our semi-submersible rig the “MSS1”. No other rigs would have a shortfall with a 10% decrease in day rates.